Congress All Cap Opportunity Fund

Supplement dated May 27, 2016 to the Prospectus
 dated April 30, 2016

Effective immediately, Peter C. Anderson no longer serves as the Portfolio Manager for the Congress All Cap Opportunity Fund (the “Fund”), John M. Beaver has replaced Peter C. Anderson as Portfolio Manager for the Fund. Accordingly, all references to Mr. Anderson are hereby removed and replaced with John M. Beaver’s information.

The following sentence is added to the section titled, “Portfolio Managers” on page 4 of the Prospectus:

John M. Beaver, CFA, Vice President, Advisor, Portfolio Manager for the Fund since May 23, 2016.

Additionally, the following table replaces the Portfolio Manager table on pages 22 & 23 of the Prospectus:

Portfolio Managers
Portfolio Managers/Funds	Bio
Daniel A. Lagan, MBA, CFA Congress Large Cap Growth Fund Since Inception, March 2009
Mr. Daniel Lagan is a Chartered Financial Analyst charter holder.  Since July 1999, Mr. Lagan has served as President of, and as a Portfolio Manager for, the Advisor and is jointly and primarily responsible for day‑to‑day management of the Funds.  From August 1989 to June 1999, Mr. Lagan served as Executive Vice President and Portfolio Manager for the Advisor.  Prior to joining the Advisor in 1989, Mr. Lagan served as an auditor for PricewaterhouseCoopers.  Mr. Lagan holds a Bachelor of Arts degree in Accounting from St. Michael’s College and a Masters of Business Administration degree in Finance from Boston College.

Gregg A. O’Keefe, MBA, CFA Congress Large Cap Growth Fund Since Inception, March 2009 Congress Mid Cap Growth Fund Since March 2014
Mr. O’Keefe is a Chartered Financial Analyst charter holder, serves as Executive Vice President of and as a Portfolio Manager for the Advisor and is jointly and primarily responsible for day‑to‑day management of the Funds.  Prior to joining the Advisor in 1986, Mr. O’Keefe served as an Analyst for Trustee & Investors Co., Inc.  Mr. O’Keefe holds a Bachelor of Science in Business Administration degree in Accounting from Boston University and a Master of Business Administration degree in Finance from Boston College.

Portfolio Managers/Funds	Bio
John M. Beaver, MBA, CFA Congress All Cap Opportunity Fund Since May 2016
Mr. Beaver is a Chartered Financial Analyst charter holder.  Since June 2002, Mr. Beaver has served as a Vice President Credit Analyst and Portfolio Manager for the Advisor and is jointly and primarily responsible for day‑to‑day management of the All Cap Opportunity Fund.  Prior to joining Congress, Mr. Beaver held analyst positions at Fidelity Investments and Massachusetts Financial Services Co. Mr. Beaver holds a Bachelor of Arts degree in American Studies from Colby College and a Masters of Business Administration from Babson College.

Todd W. Solomon, MBA, CFA Congress Mid Cap Growth Fund Since Inception, October 2012
Mr. Todd Solomon is a Chartered Financial Analyst charter holder.  Since April 2001, Mr. Solomon has served as Senior Vice President and as a Portfolio Manager for the Advisor and is jointly and primarily responsible for day‑to‑day management of the Mid Cap Fund.  From May 2003 to June 2009, Mr. Solomon was Vice President and Trust Officer of Congress Trust National Association.  Mr. Solomon holds a dual Bachelor of Arts/Bachelor of Science degree in Management from Georgetown University and a Masters of Business Administration degree with specializations in Finance and Economics from New York University.

Matthew T. Lagan, MBA, CFA Congress All Cap Opportunity Fund Since March 2014
Mr. Lagan is a Chartered Financial Analyst charter holder.  Since March 2014, Mr. Lagan has served as Vice President, Senior Research Analyst and Portfolio Manager for the Advisor and is jointly and primarily responsible for day-to-day management of the All Cap Opportunity Fund.  Prior to joining the Advisor in January of 2003, Mr. Lagan worked for several technology companies including GiantLoop Network, NetGenesis, and Ambit Technology.  Mr. Lagan holds a Bachelor of Science degree in Aviation Science from Bridgewater State and a Masters of Business Administration degree from the Michael Smurfit Graduate Business School at the University of Dublin.

Please retain this Supplement with the Prospectus.

Congress All Cap Opportunity Fund

Supplement dated May 27, 2016 to the Statement of Additional Information (“SAI”)
 dated April 30, 2016

Effective immediately, Peter C. Anderson no longer serves as the Portfolio Manager for the Congress All Cap Opportunity Fund, accordingly, all references to Mr. Anderson are hereby removed. John M. Beaver has replaced Peter C. Anderson as Portfolio Manager for the Fund.

Effective immediately, the following portfolio manager information replaces the second paragraph on page 26 of the SAI.

Portfolio Managers.
Messrs. Matthew T. Lagan, CFA, and John Mr. Beaver, CFA serve as portfolio managers for the All Cap Opportunity Fund, and are jointly and primarily responsible for the day‑to‑day management of the All Cap Opportunity Fund.  Messrs. Todd W. Solomon, CFA and Gregg A O’Keefe, CFA serve as portfolio managers for the Mid Cap Growth Fund, and are jointly and primarily responsible for the day‑to‑day management of the Mid Cap Fund.  Messrs. Daniel A Lagan, CFA and O’Keefe serve as portfolio managers for the Large Cap Growth Fund, and are jointly and primarily responsible for the day‑to‑day management of the Large Cap Fund.

Effective immediately, the following portfolio manager table is added in the section titled, “The Funds’ Investment Advisor” on page B-27 of the SAI:

The following provides information regarding other accounts managed by John M. Beaver as of April 30, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	121	$996.3	0	$0

Effective immediately, the portfolio manager ownership table on page B-28 of the SAI is replaced with the following:

Portfolio Managers’ Ownership in the Funds.  The following indicates the beneficial ownership of the Portfolio Managers of each Fund as of December 31, 2015:

Amount Invested Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	$100,001-$500,000
F.	$500,001-$1,000,000
G.	Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the each Fund
	All Cap Opportunity Fund	Mid Cap Fund	Large Cap Fund
Daniel A. Lagan	E	E	F
Gregg A. O’Keefe	A	E	E
John M. Beaver*	A	A	A
Todd W. Solomon	A	E	C
Matthew T. Lagan	E	E	F
* As of April 30, 2016

Please retain this Supplement with the SAI.